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                     INSIGHT INVESTMENTS, CORP

                   MASTER LEASE AGREEMENT NO. 6400

MASTER LEASE AGREEMENT NO. 6400, DATED APRIL 7, 1999, (THE "MASTER LEASE") BY AND BETWEEN INSIGHT INVESTMENTS, CORP., A CALIFORNIA CORPORATION ("LESSOR"), 265 SOUTH ANITA DRIVE, SUITE 200, ORANGE, CALIFORNIA 92868 AND HOMESTEAD TECHNOLOGIES, A CALIFORNIA CORPORATION ("LESSEE"), 3475H EDISON WAY, MENLO PARK, CA 94025.

FOR AND IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES SET FORTH HEREIN AND THE PAYMENT OF RENT AS PROVIDED HEREIN, LESSOR AND LESSEE AGREE AS FOLLOWS:

1. LEASE OF EQUIPMENT. Lessor leases to Lessee, and Lessee leases from Lessor, all of the personal property, together with all replacements, parts and repairs incorporated therein (collectively, the "Equipment"; and individually, an "Item") described in each Equipment Schedule ("Schedule") executed and delivered from time to time pursuant to this Master Lease.

2. SCHEDULES. Each Schedule shall incorporate the terms and conditions of this Master Lease and such other terms and conditions as Lessor and Lessee shall agree upon. Each Schedule is a separate and independent lease and contractual obligation. In the event of a conflict between the provisions of the Master Lease and those of any Schedule, the provisions of the Schedule shall control. The term "Lease" shall mean an individual Schedule which incorporates the terms and conditions of this Master Lease. The Lease shall be effective upon execution by Lessee and subsequent acceptance by Lessor at its principal place of business.

3. LEASE TERM. The term of lease ("Lease Term") for each item shall begin on its Acceptance Date and continue after the Commencement Date for that number of months specified in the Schedule as the "Initial Lease Term", and thereafter until terminated by either party upon not less than one hundred twenty (120) days prior notice (which notice shall apply to all the Equipment and may not be revoked without the consent of the other party). The term "Commencement Date" means the first day of the month immediately following the month during which the Acceptance Date occurs for the item to be last installed or delivered, as applicable.

4. ACCEPTANCE. The Acceptance Date for each item shall be the earliest of (i) the date the manufacturer, or other party acceptable to Lessor, installs the item and certifies that Item to be in good working order, or (ii) if Lessee has caused a delay in the installation of an Item, then the fifth day after the Item is delivered to the location specified in the Schedule, or (iii) if Lessee is to install the Item, the fifth day after delivery; or (iv) if the Item does not require installation, the third day after the day the Item is delivered to Lessee. If the Equipment is already installed at the Lessee's location, the Acceptance Date shall be the date on which the Lessor pays for the Equipment. On each Acceptance Date, Lessee shall execute and deliver to Lessor a Certificate of Acceptance.

5. RENT.
(a) "Rent" as used herein shall mean and include all of the following:
(1) INTERIM RENT. Lessee's interim rental obligation for each Item shall commence on its Acceptance Date and continue through the day immediately preceding the Commencement Date ("Interim Rent"). Interim Rent for each item shall be one-thirtieth (1/30) of the Monthly Rent for that Item per day, with Interim Rent for all items being due and payable on the Commencement Date. If the Acceptance Date for all the Equipment is the first day of a calendar month, there shall be no Interim Rent.
(2) MONTHLY RENT. Lessee shall pay Lessor Monthly Rent for the Equipment in the amount set forth in the Schedule. Monthly Rent shall begin to accrue on the Commencement Date and shall be due and payable by Lessee in advance on the Commencement Date and on the first day of each month thereafter during the Lease Term.
(3) ADDITIONAL RENT. Lessee shall also owe to Lessor, as additional rent ("Additional Rent") any and all charges, expenses, indemnities and other sums which become due by Lessee to Lessor under the terms of this Lease. Any such Additional Rent shall be paid to Lessor within thirty (30) days after the date that Lessor gives notice to Lessee that such Additional Rent is due, unless a longer or shorter period is otherwise specified herein.
(b) LATE CHARGE. If Lessee fails to pay to Lessor within ten (10) days after the due date thereof (and without regard as to whether Lessor has given Lessee notice of such failure or whether an Event of Default has occurred) any Rent due hereunder, then Lessee shall also owe to Lessor Late Charges on such delinquent payment from the due date until paid at the lower of two percent (2%) per month or the maximum rate permitted by applicable law.
(c) METHOD OF PAYMENT. All payment of Rent, Late Charges or other amounts required to be paid by Lessee shall be paid to Lessor by check or wire transfer so as to constitute immediately available funds at the address of Lessor set forth above or at such other place as Lessor shall designate in writing, or, if to an Assignee of Lessor, at such place as such Assignee shall designate in writing.

6. USE AND LOCATION; TITLE AND INTEREST.
(a) USE. Lessee shall use the Equipment in a careful and proper manner in conformance with all manufacturer's specifications and shall comply with all federal, state, municipal and other laws, ordinances and regulations in any way relating to the possession, use or maintenance of the Equipment, and in compliance with all requirements of the insurance policies required to be maintained by Lessee pursuant to Section 12 herein.
(b) LOCATION. Each Item will at all times be and remain in Lessee's sole possession and control at the place of installation/location shown in the Schedule. The Equipment may be moved to another location of Lessee within the continental contiguous United States with Lessor's prior written consent; such consent shall not be unreasonably withheld.
(c) TITLE AND INTEREST. Lessee shall execute and deliver to Lessor such documents as Lessor shall deem necessary or desirable to protect Lessor's or Assignee's title to or interest in this Master Lease and Schedules hereto, the payments due hereunder and the Equipment. Notwithstanding the above language, Lessee hereby appoints Lessor, or its agents, as its attorney-in-fact to execute on behalf of Lessee Uniform Commercial Code ("UCC") financing statements and any and all other instruments necessary to perfect the interest of Lessor or its successors or assigns in this Master Lease, the Schedules hereto, the payments due hereunder and the Equipment. Lessor, at its option, may file a copy of this Master Lease and Schedules as a financing statement.

7. MAINTENANCE AND REPAIR. Lessee hereby assumes the sole duty


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to maintain the Equipment and shall not look to Lessor or any Assignee for such maintenance. At its own expense, Lessee shall maintain and keep the Equipment in good repair, condition and working order and shall furnish any and all parts, mechanisms, devices and labor required therefor, and shall enter into and maintain during the Lease Term a maintenance agreement with the Equipment manufacturer or other party acceptable to Lessor. Lessee shall furnish a copy of such agreement to Lessor upon Lessor's request.

8. QUIET ENJOYMENT. Lessor hereby covenants that so long as no Event of Default has occurred, Lessee shall and may quietly have, hold and enjoy the Equipment in accordance with the terms and conditions of the Lease, free from disturbance by Lessor or anyone claiming by or through Lessor.

9. LESSOR'S RIGHT TO INSPECT. Lessor shall at all times during business hours, and subject to Lessee's reasonable security requirements, have the right to enter upon the premises where an Item may be located for the purpose of inspecting such Item.

10. EQUIPMENT IMPROVEMENTS.
(a) Lessee may, with the prior consent of Lessor and subject to compliance with this Section 10, affix or install any accessory, feature or device to the Equipment and make any improvement, upgrade, modification, alteration or addition to the Equipment (each of the foregoing being an "Improvement"). The affixing or installation of the Improvement must not adversely affect the Equipment manufacturer's warranties or maintenance agreement, or require that substantial original parts of the Equipment be removed; nor can it impair the originally intended function, value or use of the Equipment. Title to each improvement shall, without further action, upon the affixing or installing of such Improvement, vest solely in Lessor. Upon the expiration or earlier termination of this Lease, Lessee may remove and retain any readily detachable Improvement provided that: (i) no Event of Default has occurred; (ii) by such removal the Equipment is not rendered any less useful or valuable to Lessor than if such Improvement had not been made and later removed, and (iii) the Equipment is returned in compliance with Section 13 herein. Upon Lessee's permitted removal of a detachable Improvement and compliance with this Section 10, title shall thereupon revert to Lessee free and clear of any claims of Lessor whatsoever.
(b) Lessee shall notify Lessor not less than sixty (60) days prior to the anticipated Acceptance Date of the type of Improvement Lessee desires to obtain. Lessor may, within fifteen (15) days after receipt of such notice, offer to lease or sell the Improvement to Lessee upon mutually agreeable terms and conditions. Lessee shall notify Lessor of the terms of any offers from vendors or other lessors and Lessor shall have the right to match all vendor's or other lessor's offers within a reasonable time after Lessee notifies Lessor of such offers. If Lessee leases the Improvement from Lessor, such Improvement shall be on a separate Schedule with an Initial Lease Term co-terminous with that of the Equipment.

11. LOSS AND DAMAGES; STIPULATED LOSS VALUE.
(a) LESSEE'S ASSUMPTION OF RISK. Lessee hereby assumes and shall bear the entire risk of loss, damage, theft or destruction to the Equipment from any cause whatsoever, or governmental taking. No loss, damage, theft or destruction to the Equipment, or any part thereof, or governmental taking shall affect any obligation of Lessee under this Lease, which shall continue in full force and effect notwithstanding any such loss or damage. Lessee's assumption of risk of loss shall commence when the Equipment or Item is placed in transit to Lessee and shall continue until Lessor has received and accepted the surrendered Equipment pursuant to Section 13.
(b) NOTICE OF LOSS OR DAMAGE. Lessee shall promptly notify Lessor of the loss, damage, destruction, theft or governmental taking of any Item.
(c) DUTY TO REPAIR. Unless such Item is lost, stolen, damaged beyond repair or there is a governmental taking ("Casualty Loss"), Lessee shall promptly repair and restore such Item to the same condition, working order and appearance as of the Acceptance Date.
(d) CASUALTY LOSS; PAYMENT OF STIPULATED LOSS VALUE. If the Equipment or any
Item is a Casualty Loss, then Lessee, at Lessee's option:
(1) shall pay Lessor in cash the Stipulated Loss Value (as per Attachment A to this Master Lease) for such Equipment or Item calculated as of the next Monthly Rent payment date, which amount shall be due and payable not later than thirty
(30) days after the date of the occurrence of the Casualty Loss. Upon payment of the Stipulated Loss Value, and provided that no Event of Default (as hereinafter defined) has occurred:
         (i) Lessee's obligation to pay Rent for all remaining Items shall remain in full force and effect and shall terminate only with respect to such Casualty Loss Item.
         (ii) Lessee shall become entitled to such Item, as-is, where-is, without warranty, express or implied, with respect to any matter whatsoever; OR,
(2) shall continue all payments under the Lease without interruption as if no such loss had occurred, and shall request that Lessor, within thirty (30) days after the date of the occurrence of the Casualty Loss, replace the Casualty Loss Item with a "Replacement Item". Lessee shall pay all costs of such Replacement Item; provided, however, that the cost of the Replacement Item shall not exceed Lessor's list price. Unless otherwise mutually agreed, the Replacement Item shall be of the same manufacturer, model and type and of at least equal capacity, function and value as the Casualty Loss Item.
(e) INSURANCE PROCEEDS. Lessee's obligation to repair or pay Stipulated Loss Value shall not be contingent upon receipt of any insurance proceeds.

12. INSURANCE. Lessee shall at its expense keep each Item insured from every cause whatever for not less than the Stipulated Loss Value thereof, and shall carry public liability and property damage insurance in amounts acceptable to Lessor. All such insurance shall be with companies acceptable to Lessor, and shall name Lessor and its Assigns as additional insureds and, as to the all-risk insurance, loss payees as their interests may appear. Such insurance policies shall provide that they may not be invalidated against Lessor or its Assigns by reason of any violation of a condition or breach of warranty of the policies or the application therefor by Lessee and that Lessor shall be given written notice thirty (30) days prior to any alteration or cancellation of such policies. The proceeds of such insurance, if Lessee is not in default hereunder, shall be applied to reimburse Lessee for Stipulated Loss Value to the extent previously paid by Lessee; or shall be paid to Lessor or Assignee to the extent of Stipulated Loss Value not previously paid by Lessee; or shall be applied to repair the Equipment or to reimburse Lessee for repairs for which Lessee previously paid. If Lessee is in default hereunder, then such insurance proceeds shall be paid to Lessor or its Assigns to be applied to the satisfaction of Lessee's obligations under the Lease. If Lessee fails to obtain or maintain insurance as required under this Section, Lessor shall have the right to obtain such insurance in accordance with Section 16 herein.

13. DELIVERY AND SURRENDER.
Lessee hereby assumes all cost and expense of the transportation, rigging, drayage, unpacking and in-transit insurance to Lessee's premises and installation of the Equipment. Upon the expiration of the Lease Term, or sooner termination of this Lease with respect to any Item, Lessee shall (unless Lessee has paid Lessor the Stipulated Loss Value of such Item pursuant to Section 11) return at its expense, including but not limited to the expenses of deinstallation, packing,


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transportation and in-transit insurance, the Item to a location designated by
Lessor in the same repair, condition, appearance and working order as of the Acceptance Date, ordinary wear and tear from proper use alone excepted, and certified as acceptable by the Equipment manufacturer for the standard manufacturer's maintenance agreement.

14. TAX BENEFITS. Lessee acknowledges that Lessor or other owner of the Equipment shall be entitled to claim for federal tax purposes (i) deductions on Lessor's cost of the Equipment for each of its tax years during the Lease Term under any method of depreciation or other cost recovery formula permitted by the Internal Revenue Code of 1986, as amended (the "Code"); (ii) interest deductions as permitted by the Code on the aggregate interest paid to any Assignee; and
(iii) investment tax credit, or similar credit, as may be available as of the Acceptance Date to the owner of the Equipment (all the foregoing being hereafter referred to as the "Tax Benefits"). Lessee agrees to take no action inconsistent with the foregoing or which would result in the loss, disallowance, recapture or unavailability of the Tax Benefits to Lessor or other owner of the Equipment. Lessee hereby indemnifies Lessor or other owner of the Equipment from and against (a) any loss, disallowance, unavailability or recapture of any Tax Benefit resulting from any action or failure to act of Lessee, plus (b) all interest, penalties, costs (including legal fees) or additions to tax resulting from such loss, disallowance, unavailability or recapture.

15. TAXES. In addition to the Rent as provided in Section 5, Lessee shall be responsible for the payment of all taxes (exclusive of taxes based on Lessor's net income), fees, charges, licenses and assessments whatsoever, however designated, whether based on the Rent or levied, assessed or imposed upon the Equipment or upon or in respect of the manufacture, purchase, delivery, ownership, leasing, use or return of the Equipment, now or hereafter levied, assessed or imposed during the Lease Term by a federal, state or local taxing jurisdiction, regardless of when and by whom payable. Notwithstanding the foregoing, unless otherwise specified in the Schedule, Lessor shall be responsible for filing all personal property tax returns with respect to the Equipment and shall pay all taxes in connection with such filing. Lessee shall reimburse Lessor for such personal property tax payments within ten (10) days of receipt of Lessor's invoice therefor.

16. LESSOR'S PAYMENT. If Lessee fails to procure or maintain insurance or to pay fees, assessments, charges, taxes or expenses, all as herein required, Lessor shall have the right, but not the obligation, to pay the premiums for such insurance and such fees, assessments, charges, taxes and expenses. In such event, the cost thereof shall be Additional Rent payable to Lessor with the next installment of Rent, plus interest, taxes and penalties, if any, imposed by the charging entity, and the Late Charge from the date of such payment by Lessor until receipt by Lessor of reimbursement from Lessee.

17. DISCLAIMER OF WARRANTIES.
(a) The following acknowledgments by Lessee are integral to this Lease and are made to induce Lessor to enter into and perform under this Lease:
(1) EACH ITEM IS, AS OF ITS ACCEPTANCE DATE, OF A SIZE, DESIGN, TYPE AND MANUFACTURE SELECTED BY LESSEE AND, AS BETWEEN LESSOR AND LESSEE, LESSEE HAS UNCONDITIONALLY ACCEPTED SUCH ITEM.
(2) SINCE LESSOR IS NOT THE MANUFACTURER OF THE EQUIPMENT OR AGENT OF THE MANUFACTURER, LESSEE ACCEPTS THE EQUIPMENT FROM LESSOR "AS IS".
(3) LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY, INDIRECTLY, INCIDENTLY OR CONSEQUENTIALLY BY THE EQUIPMENT, BY ANY INADEQUACY THEREOF OR DEFECT THEREIN, OR BY ANY INCIDENT WHATSOEVER IN CONNECTION THEREWITH, ARISING IN STRICT LIABILITY, NEGLIGENCE OR OTHERWISE, OR IN ANY WAY RELATING TO OR ARISING OUT OF THE LEASE, WHETHER OR NOT KNOWN OR DISCLOSED TO LESSOR.
(4) LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING THOSE OF MERCHANTABILITY, DURABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, OR RELATING TO PATENT INFRINGEMENT OR THE LIKE WITH RESPECT TO THE EQUIPMENT AND EXPRESSLY DISCLAIMS THE SAME.
(5) IT IS AGREED AND UNDERSTOOD THAT LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, TEST, ADJUST, REPAIR OR SERVICE THE EQUIPMENT.
(b) Lessor warrants that Lessor has the right to lease the Equipment to Lessee under the terms of this Lease. So long as no Event of Default has occurred, Lessee shall have the right during the Lease Term to obtain the benefit of and enforce in Lessee's own name and at Lessee's sole expense any manufacturer's warranty in respect of the Equipment to the extent such warranty is assignable.

18. INDEMNIFICATION. Except for the gross negligence of Lessor, Lessee hereby assumes liability for and indemnifies, protects, saves and keeps harmless Lessor and its Assignees from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs and expenses, including attorneys' fees and other legal expenses, imposed on, incurred by, or asserted against Lessor or its Assignees (whether or not also indemnified against by any other person) in any way relating to or arising out of this Lease or the manufacture, purchase, ownership, delivery, lease, possession, use, operation, condition, return or other disposition of the Equipment by Lessor or Lessee, including without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee, any claim for patent, trademark or copyright infringement, or any claim arising out of strict liability. Lessee agrees to give Lessor, and Lessor agrees to give Lessee, prompt written notice of any claim or liability hereby indemnified against. The indemnities and assumptions of liability set forth in this Section 18 do not guarantee a residual value of the Equipment; nor shall they be construed to limit or restrict Lessee's right to prosecute any claim, action or suit against the manufacturer of the Equipment.

19. EVENTS OF DEFAULT; REMEDIES.
(a) EVENTS OF DEFAULT. Occurrence of any of the following events or conditions shall constitute an Event of Default hereunder.
(1) Lessee's failure to pay, when due, any Rent, and such failure continues for a period of ten (10) days after notice that such Rent is overdue; or
(2) Except as expressly permitted in the Lease, Lessee attempts to remove, sell, encumber, assign or sublease or fails to insure the Equipment, or fails (within five (5) days after notice of such failure) to deliver any document required of Lessee under the Lease; or
(3) Failure of Lessee to perform, within thirty (30) days after Lessor gives Lessee notice of such failure (or, with respect to performance which cannot be completed in such time, failure to commence such performance within such time and to pursue such performance diligently thereafter) any other obligation, term or condition of this Lease; or
(4) A writ, order of attachment, execution or other legal process is levied on or charged against any Item and not released or satisfied within ten (10) days after Lessee is notified thereof; or
(5) The filing by or against Lessee of a petition under any federal or state bankruptcy or insolvency law or law providing for the relief of debtors, the making by Lessee of any general assignment for the benefit of creditors, the appointment of a receiver or trustee for Lessee or for any of Lessee's assets, or any formal or informal proceeding for the dissolution, liquidation, settlement of claims against, or winding up of the affairs of


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Lessee, any of which remains undismissed for forty-five (45) days; or the making by Lessee of a transfer of all or a material portion of Lessee's assets or inventory not in the ordinary course of business, or the admission by Lessee of inability to pay debts as they become due; or
(6) The occurrence of any event described in Subsection 19(a)(5) with respect to any guarantor or any other party liable for payment or performance of this Lease; or
(7) if any certificate, statement, representation, warranty or financial information previously or hereafter furnished by or on behalf of Lessee or any guarantor or other party liable for payment or performance of the Lease proves to have been false or misleading in any material respect as of the time made or furnished to Lessor, or to have been afterward breached; or
(8) The giving to Lessee of three (3) notices pursuant to one or more of Subsections 19(a)(1), (2) or (3) within any consecutive twelve (12) month period, notwithstanding Lessee's cure of the defaults within the notice periods applicable.
(b) REMEDIES. Upon the occurrence of an Event of Default:
(1) Lessee hereby authorizes Lessor without notice or process of law to enter any premises where the Equipment is located and take possession of and remove the Equipment; and
(2) Lessee shall forthwith and without demand pay to Lessor as liquidated damages for loss of a bargain and not as a penalty an amount equal to the Stipulated Loss Value for the Equipment computed as of the date of the Monthly Rent payment last received by Lessor, plus all previously due but unpaid Rent and all other sums due under this Lease and all legal and other expenses incurred by Lessor in enforcing its remedies hereunder; and
(3) Lessor may upon notice to Lessee effective immediately terminate the Lease, but such termination shall not affect Lessor's right to enforce the remedies granted to Lessor in this Subsection 19(b); and
(4) Lessor may pursue any other remedy available at law or in equity.
(5) Lessor may sell the Equipment at public or private sale, without notice and without having the Equipment present at the place of sale; or Lessor may lease, otherwise dispose of or keep idle all or part of the Equipment; subject, however, to Lessor's obligation to mitigate damages. The proceeds of any such sale, lease or other disposition, if any, of the Equipment shall be applied as follows: FIRST, to Lessor's costs and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of the Equipment including legal fees and costs; SECOND, to pay to Lessor the Stipulated Loss Value to the extent not previously paid by Lessee and all previously due but unpaid Rent; THIRD, to reimburse to Lessee the Stipulated Loss Value to the extent previously paid by Lessee pursuant to Subsection 19(b)(2); and FOURTH, any surplus to Lessor.
Notwithstanding repossession or any other action which Lessor may take, Lessee shall be and remain liable for the full performance of all its obligations under this Lease. Lessee hereby waives any requirement of law, now or hereafter in effect, which might limit or modify any of the remedies herein provided, to the extent that such waiver is permitted by law. No right or remedy of Lessor herein granted is exclusive of any other right or remedy herein or by law or equity provided or permitted; but each shall be cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently or from time to time, and in any order.
(c) LESSOR'S EXPENSES. Lessee shall pay Lessor all costs and expenses, including attorneys' fees, incurred by Lessor in exercising any of its rights or remedies hereunder or enforcing any of the terms, conditions, or provisions hereof.
(d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE THAT ARE IN CONFLICT WITH THE PROVISIONS OF THIS MASTER LEASE.

20. ASSIGNMENT.
(a) BY LESSEE. LESSEE SHALL KEEP THE LEASE AND THE EQUIPMENT FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES OF WHATSOEVER KIND (EXCEPT THOSE CREATED BY OR THROUGH LESSOR) AND LESSEE SHALL NOT ASSIGN, TRANSFER, SUBLEASE OR IN ANY WAY TRANSFER OR DISPOSE OF ITS INTERESTS OR OBLIGATIONS UNDER THE LEASE OR IN THE EQUIPMENT WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. NO ASSIGNMENT, TRANSFER, SUBLEASE OR OTHER DISPOSITION BY LESSEE SHALL IN ANY MANNER WHATSOEVER RELIEVE LESSEE OF ANY OBLIGATION HEREUNDER, AND LESSEE SHALL REMAIN PRIMARILY LIABLE TO PAY RENT AND PERFORM ALL ITS OBLIGATIONS HEREUNDER.
Lessee shall notify Lessor of the terms of any sublease offers from other users of equipment or other lessors and Lessor shall have the right to match all other user's or other lessor's offers within a reasonable time after Lessee notifies Lessor of such offers.
(b) BY LESSOR. All rights of Lessor hereunder or to the Equipment may be sold, assigned, pledged, mortgaged or otherwise transferred, either in whole or in part, without notice to Lessee but always, however, subject to the rights of Lessee under this Lease. If Lessor sells the Equipment or assigns this Lease or the Rent due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by Lessor hereunder or pursuant to any other agreement between Lessor and Lessee, should there be one, shall excuse performance by Lessee of any provision hereof. No such vendee or assignee (each an "Assignee") shall be obligated to perform any duty, covenant or condition required to be performed by Lessor under the terms of this Lease; except that Lessor covenants with Lessee not to transfer any interest in the Lease or the Equipment to any Assignee unless such Assignee agrees in writing not to disturb Lessee's quiet enjoyment of the Equipment while no Event of Default has occurred. Lessee acknowledges that any such sale, assignment or grant of security interest shall not materially change Lessee's obligations under this Lease nor materially increase the burdens imposed on Lessee. Lessee agrees and acknowledges that any such Assignee shall rely on and be entitled to the benefit of the provisions of this Lease. Lessee agrees to acknowledge any such assignment within five (5) days of receipt of written request to do so in the form requested by Lessor.
LESSEE'S OBLIGATION TO PAY RENT IS ABSOLUTE AND UNCONDITIONAL AND LESSEE SHALL NOT ASSERT AGAINST ANY ASSIGNEE ANY DEFENSE, COUNTERCLAIM OR SETOFF THAT THE LESSEE MAY HAVE AGAINST THE LESSOR OR ANY OTHER PARTY, AND LESSEE ACKNOWLEDGES THAT ANY ASSIGNEE IS RELYING ON THE FOREGOING.

21. OWNERSHIP. Lessee shall have no right, title or interest in the Equipment except as expressly set forth in the Lease, which interest is a leasehold interest. Lessor and Lessee agree, and Lessee represents for the benefit of Lessor and its Assignees, that the Lease is intended to be a "finance lease" and not a "lease intended as security" as those terms are used in Article 2A of the UCC. Lessor may upon notice to Lessee advise Lessee that certain Items are leased to Lessor and provided to Lessee under the Lease as a sublease. Lessee agrees to execute and deliver such acknowledgments and assignments in connection with such Lease as are reasonably required. If, at any time during the Lease Term, Lessor's right to lease the Equipment expires, Lessor may remove the Equipment from Lessee's premises and immediately provide identical substitute Equipment. All expenses of such substitution shall be borne by Lessor.

22. PERSONAL PROPERTY. The Equipment is, and shall at all times be and remain, personal property, notwithstanding that the Equipment or any Item or part thereof may now be, or hereafter become, in any manner affixed or attached to any real property. If requested by Lessor


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prior to or at any time during the Lease Term, Lessee will obtain and deliver to Lessor waivers of interest or liens in recordable form and satisfactory to Lessor, from all persons claiming any interest in the real property on which such Item or Equipment is installed or located.

23. NET LEASE; OFFSET. This lease is a net lease, it being the intention of the parties that all costs, expenses and liabilities associated with the Equipment or its lease shall be the obligations of Lessee. Except in the event of a Casualty Loss and payment of Stipulated Loss Value pursuant to Section 11, Lessee shall not be entitled, and hereby waives any right it may have, to any abatement of Rent or other payments due hereunder or any reduction thereof under any circumstances or for any reason whatsoever.

24. FINANCIAL AND OTHER COVENANTS.
(a) Lessee hereby represents, warrants and agrees with Lessor and any Assignee as follows:
(1) Lessee is a legal entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and in each jurisdiction where the Equipment will be located and has adequate power to enter into and perform the Master Lease and each Schedule.
(2) The Master Lease and each Schedule have been duly authorized, executed and delivered by Lessee, and constitute valid, legal and binding agreements of Lessee, enforceable in accordance with their terms.
(3) The entering into and performance of the Master Lease and each Schedule does not and will not violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's Articles of Incorporation or Bylaws, or result in any breach of, or constitute a default under, or result in the creation of any lien, charge, security interest or other encumbrance upon any assets of Lessee or on the Equipment pursuant to any instrument to which Lessee is a party or by which it or its assets may be bound.
(4) There are no actions, suits or proceedings pending, or to the knowledge of Lessee threatened, before any court, administrative agency, arbitrator or governmental body which will, if determined adversely to Lessee, materially adversely affect its ability to perform its obligations under this Master Lease, any Schedule or any related agreement to which it is a party.
(5) No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by Lessee of the Master Lease or any Schedule, or, if any such approval, notice, registration or action is required, it has been obtained.
(6) Prior to and during the Lease Term, Lessee will furnish Lessor with Lessee's audited financial statements. If Lessee is a subsidiary of another company, Lessee shall supply such company's financial statements and guarantees as are reasonably acceptable to Lessor. Lessor's obligation to perform under any Lease is subject to the condition that the financial statements furnished to Lessor by Lessee present the financial condition and results of operations of Lessee and its affiliated corporations, if any, and any guarantor of Lessee's obligations under any Lease, as of the date of such financial statements, and that since the date of such statements there have been no material adverse changes in the assets or liabilities, the financial condition or other condition which in Lessor's or Assignee's sole discretion are deemed to be materially adverse.
(b) Upon Lessor's request, Lessee shall, with respect to each Lease, deliver to Lessor (i) a certificate of a secretarial officer of Lessee certifying the bylaw, resolution (specific or general) or corporate action authorizing the transaction contemplated in the Lease; (ii) an incumbency certificate certifying that the person signing this Master Lease and the Schedule holds the office the person purports to hold and has authority to sign on behalf of Lessee; (iii) an opinion of counsel with respect to the representations in this Section 24, (iv) an agreement with Lessor's Assignee with regard to any assignment as referred to in Subsection 20(b), (v) purchase documents if Lessee has sold or assigned its interest in the Equipment to Lessor, (vi) an insurance certificate evidencing the insurance provided by Lessee pursuant to Section 12; and (vii) Certificate of Acceptance(s) duly executed by Lessee.
(c) The foregoing representations, warranties and agreements shall continue throughout the Lease Term and shall, upon request of Lessor be made to any Assignee.

25. LESSEE CHANGE OF OWNERSHIP; FINANCIAL CONDITION.
(a) During the Lease Term should controlling interest in Lessee be acquired by another company, or should a substantial portion of Lessee's assets be acquired by another entity, such other company or entity shall (i) agree in writing to be bound by the terms and conditions of this Lease and, if requested by Lessor, shall (ii) execute and deliver to Lessor guaranty in form and substance acceptable to Lessor.
(b) If, at any time during the Lease Term, upon the occurrence of an event described in Subsection 25(a) or for any other reason, Lessor reasonably determines that there has been a material adverse change in the financial condition of Lessee or Lessee's ability to meet current or future obligations under the Lease, then Lessee, upon Lessor's request, shall provide to Lessor additional security acceptable to Lessor for Lessee's obligations hereunder.

26. NON-WAIVER. No covenant or condition of this Lease can be waived except by written consent of Lessor. The waiver by Lessor of any breach of Lessee shall not be a waiver of any other breach of the same or any other obligation. The subsequent acceptance of Rent by Lessor shall not be deemed a waiver of any such prior existing breach at the time of acceptance of such Rent payment.

27. NOTICES. Any notice, consent or request required or permitted hereunder shall be in writing and will be conclusively deemed to have been received by a party hereto on the day it is delivered to such party at the address set forth above (or at such other address as such party specifies to the other in writing) and shall be sent by registered mail, return receipt requested, overnight courier service, or facsimile (with telephonic verification of receipt).

28. SEVERABILITY. Any provision of the Lease prohibited by or unlawful or unenforceable under any applicable law or any jurisdiction shall be ineffective as to such jurisdiction without invalidating the remaining provisions of the Lease.

29. SECURITY INTEREST. Each Schedule shall be executed in three counterparts, consecutively numbered. To the extent, if any, that a Schedule constitutes chattel paper (as such term is defined in the UCC) no security interest may be created through the transfer and possession of any counterpart other than that designated "Counterpart No. 1".

30. SUSPENSION OF OBLIGATIONS OF LESSOR. Prior to delivery of any Item hereunder, the obligations of Lessor will be suspended to the extent that it is hindered or prevented from complying therewith because of labor disturbances, including but not limited to, strikes and lockouts, or acts of God, fires, storms, accidents, failure of the manufacturer to deliver any Item, governmental regulations or interference or any cause whatsoever not within the exclusive control of Lessor.

31. NON-SPECIFIED FEATURES. If Equipment delivered pursuant to any Lease contains any feature not specified therein, Lessee grants Lessor, at Lessor's option and expense, the right to remove or deactivate any such feature. Such removal or deactivation shall be performed by the manufacturer or other acceptable party at the request of Lessor at a time convenient to Lessee, provided that Lessee shall not unreasonably delay the removal or deactivation of such feature.

32. MISCELLANEOUS.
(a) Lessor and Lessee acknowledge that there are no agreements or understandings, written or oral, between Lessor and Lessee with respect to the Equipment, other than as set forth in the Lease, and the Lease contains the entire agreement between Lessor and Lessee with respect thereto. NEITHER THE MASTER LEASE NOR ANY SCHEDULE MAY BE ALTERED, MODIFIED, TERMINATED OR DISCHARGED EXCEPT BY A WRITING SIGNED BY BOTH PARTIES.
(b) If there is more than one Lessee named in this Lease, the liability of each shall be joint and several.
(c) Section headings are for convenience only and shall not be construed as part of the Lease.
(d) Time is of the essence of this Lease and each and all of its provisions.
(e) This Lease shall be governed by the laws of the State of California without giving effect to the principles of conflict of laws, and shall be deemed to have been made in California.
(f) LESSEE AND LESSOR HEREBY WAIVE ANY RIGHT TO A JURY TRIAL WITH RESPECT TO MATTERS ARISING OUT OF THIS LEASE.
(g) Lessee's obligations and liabilities hereunder shall not be affected by, and shall survive, the expiration or earlier termination of this Lease.
(h) This Lease shall inure to the benefit of and shall be binding upon Lessee and Lessor and their respective successors and assigns.


IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS MASTER LEASE AS OF THE DATE FIRST ABOVE WRITTEN.


LESSOR: INSIGHT INVESTMENTS, CORP.              LESSEE: HOMESTEAD TECHNOLOGIES



By:      /s/ JOHN FORD                          By:    /s/ Justin Shelby Kitch
   -------------------------------                 ---------------------------
Name:    JOHN FORD                              Name:  JUSTIN SHELBY KITCH
     -----------------------------                   -------------------------
Title:   PRESIDENT                              Title: PRESIDENT & CEO
      ----------------------------                    ------------------------

                                  ATTACHMENT A
                  TO MASTER LEASE NO. 6400, DATED APRIL 7, 1999
                  BETWEEN INSIGHT INVESTMENTS, CORP., AS LESSOR
                      AND HOMESTEAD TECHNOLOGIES, AS LESSEE


Stipulated Loss Value is calculated by multiplying the percentage set forth opposite the applicable Monthly Rent payment number by the list price of the Equipment or Item, as applicable.


Rent Payment               Stip. Loss    Rent Payment       Stip. Loss    Rent Payment       Stip. Loss
Number                     Percent       Number             Percent       Number             Percent

1                          108.20%       21                 87.80%        41                 67.40%
2                          107.18%       22                 86.78%        42                 66.38%
3                          106.15%       23                 85.76%        43                 65.36%
4                          105.14%       24                 84.74%        44                 64.34%
5                          104.12%       25                 83.72%        45                 63.32%
6                          103.10%       26                 82.70%        46                 62.30%
7                          102.08%       27                 81.68%        47                 61.28%
8                          101.06%       28                 80.66%        48                 60.26%
9                          100.04%       29                 79.64%        49                 59.24%
10                         99.02%        30                 78.62%        50                 58.22%
11                         98.00%        31                 77.60%        51                 57.20%
12                         96.98%        32                 76.58%        52                 56.18%
13                         95.96%        33                 75.56%        53                 55.16%
14                         94.94%        34                 74.54%        54                 54.14%
15                         93.92%        35                 73.52%        55                 53.12%
16                         92.90%        36                 72.50%        56                 52.10%
17                         91.88%        37                 71.48%        57                 51.08%
18                         90.86%        38                 70.46%        58                 50.06%
19                         89.84%        39                 69.44%        59                 49.04%
20                         88.82%        40                 68.42%        60                 48.02%
                                                                          AND THEREAFTER


LESSOR:  INSIGHT INVESTMENTS CORP.             LESSEE:  HOMESTEAD TECHNOLOGIES


By:    /s/ JOHN FORD                           By:    /s/ Justin Shelby Kitch
   --------------------------------               ----------------------------
Name:  JOHN FORD                               Name:
     ------------------------------                 --------------------------
Title: PRESIDENT                               Title:
      -----------------------------                  -------------------------

                            CERTIFICATE OF INCUMBENCY


         The undersigned hereby certifies (a) that I hold the office of SECRETARY for HOMESTEAD TECHNOLOGIES a corporation duly organized and validly existing under the laws of the State of California, and that as such officer I have access to the original books and records of said corporation and am authorized to make and deliver this certificate; (b) that the individuals named below have been duly appointed to and currently holds the position of said corporation set forth opposite his name; (c) and further, the person designated below has been given authority to act on behalf of and to bind the corporation with respect to transactions involving the leasing of equipment between Insight Investments, Corp. as "Lessor" and HOMESTEAD TECHNOLOGIES as "Lessee" under Master Lease Number 6400, dated APRIL 7, 1999; and (d) that the following is the genuine signature of said individual or of an individual authorized to sign said individual's name to wit:

                Name             Office                    Signature
             --------          ----------                -------------

1.  JUSTIN SHELBY KITCH       PRESIDENT & CEO        /s/ Justin Shelby Kitch
  -----------------------    ------------------     ---------------------------

2.
  -----------------------    ------------------     ---------------------------




         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said corporation this 11th day of May, 1999



                                          /s/ Justin Shelby Kitch
                                         -----------------------------------
                                          By:


                                          SECRETARY
                                         -----------------------------------
                                          Its:



(Corporate Seal)

                                 AMENDMENT NO. 1
             TO MASTER LEASE AGREEMENT NO. 6400 DATED APRIL 7, 1999
              BY AND BETWEEN INSIGHT INVESTMENTS, CORP., AS LESSOR
                   AND HOMESTEAD TECHNOLOGIES INC., AS LESSEE
                       (THE "MASTER LEASE" OR THE "LEASE")


     The terms and conditions of the Master Lease are hereby modified and amended as follows:

1. Lessee's name set forth in the Master Lease is hereby amended from Homestead Technologies to Homestead Technologies Inc.

2. Lessee's state of incorporation set forth in the Master Lease is hereby amended from California to Delaware.

All other terms and conditions of the Master Lease shall remain the same.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the 1st day of July, 1999.



INSIGHT INVESTMENTS, CORP.                    HOMESTEAD TECHNOLOGIES INC.
LESSOR                                       LESSEE


By:                                          By:    /s/ Justin Shelby Kitch
   ----------------------------                    ----------------------------
Name:                                        Name:    JUSTIN SHELBY KITCH

Title:                                       Title:    PRESIDENT & CEO

                       SCHEDULE NO. 1, DATED JULY 6, 1999
      INCORPORATING BY REFERENCE MASTER LEASE NO. 6400 DATED APRIL 7, 1999
                 BETWEEN INSIGHT INVESTMENTS, CORP., AS LESSOR,
                     AND HOMESTEAD TECHNOLOGIES, AS LESSEE.


LESSEE HEREBY LEASES THE DESCRIBED EQUIPMENT FROM LESSOR, AND LESSOR BY ACCEPTANCE OF THIS LEASE, AGREES TO LEASE THE EQUIPMENT TO LESSEE ON THE TERMS AND CONDITIONS IN THIS EQUIPMENT SCHEDULE AND THE MASTER LEASE, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS EQUIPMENT SCHEDULE AND THE MASTER LEASE CONSTITUTE THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE AS TO THE LEASE OF THE EQUIPMENT.


1.       EQUIPMENT DESCRIPTION AND LOCATION DESCRIBED ON ATTACHMENT "A"

2        EQUIPMENT COST:            $162,463.28

3.       MONTHLY RENT:              $5,605.00/month

4.       INITIAL LEASE TERM:        36 months

5.       COMMENCEMENT DATE:         07/01/1999

6.       PURCHASE OPTION:           Lessee may purchase the equipment for the then fair market value, return to IIC or continue leasing. Each equipment schedule purchased or renewed must be done so on an all or nothing basis. Provided all monies due and payable IIC, or its assigns has been received, IIC will finance the buyout of the equipment at the then current market rate.
7.       Other:

         Lessee hereby authorizes Lessor to insert and/or revise serial numbers and other information relevant to the proper identification and/or description of the Equipment subsequent to Lessee's execution of this Equipment Schedule and any Attachment A thereto.



LESSOR:  INSIGHT INVESTMENTS, CORP.   LESSEE: Homestead Technologies

By:                                   By:   /s/ Justin Shelby Kitch    7/13/97
     -----------------------------         ------------------------------------
Name:                                 Name:   JUSTIN SHELBY KITCH
      ----------------------------           ----------------------------------
Title:                                Title:   PRESIDENT & CEO
      ----------------------------           ----------------------------------



     THIS IS COUNTERPART NO. 3 OF THREE (3) SERIALLY NUMBERED COUNTERPARTS.
  To the extent that an Equipment Schedule constitutes chattel paper under the Uniform Commercial Code no security interest may be created through the transfer and possession of any counterpart other than counterpart No. 1.

                        NOTICE OF ASSIGNMENT AND
                        LESSEE'S ACKNOWLEDGEMENT

To:      Homestead Technologies
         3475H Edison Way
         Menlo Park, CA  94025

Please be advised that Insight Investments Corporation ("Lessor") has assigned to Charter Financial, Inc all rights of Lessor in the equipment schedules listed below ("the Schedules") to the Lease No. 6400 between you and Lessor dated, April 7, 1999 ("the Lease"), including all rights to receive the lease payments listed below payable by you commencing with the first payment referenced below and continuing up to and including the last payment referenced below and all other sums which may become due and payable from you to Lessor under the Schedule.

         SCHEDULE    PAYMENT     NO. OF MONTHS     FIRST PAYMENT/LAST PAYMENT
              1     $5,605.00          35          August 1, 1999/June 1, 2002

Except as otherwise directed by the Charter Financial, Inc., please pay any and all rents including the interim rent and any other amounts payable by you under the Schedule directly to the address listed below:

                             CHARTER FINANCIAL, INC.
                                 P.O. BOX 11509
                              CHURCH STREET STATION
                             NEW YORK, NY 10286-1509

Please acknowledge this assignment on the following page.




                                           INSIGHT INVESTMENTS CORP.
                                           (Lessor)


                                           By:
                                              --------------------------------

                                           Title:
                                                 -----------------------------

The undersigned acknowledges receipt of the foregoing Notice of Assignment and in consideration of the financing extended by Charter Financial, Inc. to Lessor and the benefits derived there from to the undersigned agrees: (1) to be bound by the provision of the Lease, the Schedule and the foregoing Notice of Assignment; (2) that the undersigned has received no notice of any other assignments or claims relating to the Schedule and has no reason to refuse to make payments of rent and other proceeds due thereunder to Charter Financial, Inc.; (3) not to amend the Lease or Schedule or substitute the equipment subject to the Schedule without prior written consent of Charter Financial, Inc.; (4) that the Lease and Schedule as executed are binding and legally enforceable against the undersigned in accordance with their terms; and (5) to make payments to Charter Financial, Inc. until instructed to do otherwise by Charter Financial, Inc. without any set-off or deduction whatsoever, notwithstanding any defect in, damage to or requisition of any of the equipment leased under the Schedule, or any other similar or dissimilar event, or any defense, set-off, counterclaim or recoupment arising out of any claim the undersigned may have against Lessor, it being understood that the undersigned retains the right to assert any such claim in a separate action against Lessor.

The undersigned further acknowledges that Charter Financial, Inc. has not assumed any duties of Lessor under the Lease or Schedule and has made no representations or warranties whatsoever as to the Lease, the Schedule or any of the leased equipment.

Section 19(a)(3) of the Lease is hereby deemed amended and restated in its entirety, as follows: "Failure of Lessee to perform, within thirty (30) days after Lessor gives Lessee notice of any such failure, any other obligation, term or condition of this Lease; or".

Section 19(a) of the Lease is hereby deemed amended to include subsection (9) stated as follows: "Lessee or any guarantor of any of Lessee's obligations hereunder shall be in breach of or in default in the payment or performance of any obligation owing to Lessor whether or not related to this Lease and howsoever arising, whether by operation of law or otherwise, present or future, contracted for or acquired, and whether joint, several, absolute, contingent, secured, unsecured, matured or unmatured. If this Lease is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure, in addition to the indebtedness set forth herein, any other indebtedness at any time owing by Lessee to Lessor."

Notwithstanding anything to the contrary, set forth in the Lease or elsewhere, Lessor and any Assignee of Lessor shall have the right to assign or transfer any interest in the Lease or any Schedule without obtaining the written agreement of any Assignee not to disturb Lessee's quiet enjoyment of the Equipment while no Event of Default has occurred, provided, however that Lessor shall indemnify Lessee from any loss resulting from such Assignee's disturbance of Lessee's quiet enjoyment of the Equipment while no Event of Default has occurred.

If the Lease is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure the indebtedness set forth in the Schedule and any other indebtedness at any time owing by Lessee to Charter Financial, Inc.

                                       HOMESTEAD TECHNOLOGIES
                                       (Lessor)


                                       By:    /S/ JUSTIN SHELBY KITCH
                                          ------------------------------------
                                       Title:   PRESIDENT & CEO
                                             ---------------------------------
                                       Date:  7/13/99
                                            ----------------------------------

                      SCHEDULE NO.2, DATED AUGUST 10, 1999
      INCORPORATING BY REFERENCE MASTER LEASE NO. 6400 DATED APRIL 7, 1999
                 BETWEEN INSIGHT INVESTMENTS, CORP., AS LESSOR,
                   AND HOMESTEAD TECHNOLOGIES INC., AS LESSEE.

LESSEE HEREBY LEASES THE DESCRIBED EQUIPMENT FROM LESSOR, AND LESSOR BY ACCEPTANCE OF THIS LEASE, AGREES TO LEASE THE EQUIPMENT TO LESSEE ON THE TERMS AND CONDITIONS IN THIS EQUIPMENT SCHEDULE AND THE MASTER LEASE, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS EQUIPMENT SCHEDULE AND THE MASTER LEASE CONSTITUTE THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE AS TO THE LEASE OF THE EQUIPMENT.

1.       EQUIPMENT DESCRIPTION AND LOCATION DESCRIBED ON ATTACHMENT "A"

2        EQUIPMENT COST:            $166,477.80

3.       MONTHLY RENT:              $5,744.00/month

4.       INITIAL LEASE TERM:        36 months

5.       COMMENCEMENT DATE:         09/01/1999

6.       END OF TERM OPTION:        Lessee may purchase the equipment for the
                                    then fair market value, return to IIC or continue leasing. Each equipment schedule purchased or renewed must be done so on an all or nothing basis. Provided all monies due and payable IIC, or its assigns has been received, IIC will finance the buyout of the equipment at the then current market rate.

7.       Other:


         Lessee hereby authorizes Lessor to insert and/or revise serial numbers and other information relevant to the proper identification and/or description of the Equipment subsequent to Lessee's execution of this Equipment Schedule and any Attachment A thereto.



LESSOR: INSIGHT INVESTMENTS, CORP.         LESSEE: HOMESTEAD TECHNOLOGIES INC.


By:                                        By:      /s/ JUSTIN SHELBY KITCH
   -----------------------------------        --------------------------------

Name:                                      Name:    JUSTIN SHELBY KITCH
     ---------------------------------          ------------------------------

Title:                                     Title:    CEO
      --------------------------------           -----------------------------


     THIS IS COUNTERPART NO. 1 OF THREE (3) SERIALLY NUMBERED COUNTERPARTS.
  To the extent that an Equipment Schedule constitutes chattel paper under the Uniform Commercial Code, no security interest may be created through the transfer and possession of any counterpart other than counterpart No. 1.

                              NOTICE OF ASSIGNMENT
                              (Assignment of Lease)

September 27, 1999



Homestead Technologies Inc.
3475H Edison Way
Menlo Park, CA 94025

Dear Sir or Madam;

Reference is made to Master Lease Agreement No. 6400 dated as of April 7, 1999 (the "Master Lease") and Schedule No. 2 dated August 10, 1999 between Insight Investments, Corp. ("Insight") as Lessor and HOMESTEAD TECHNOLOGIES INC. as Lessee (the "Schedule"). The Schedule and Master Lease are collectively referred to herein as the "Lease".

Please be advised that Insight has assigned all its right, title and interest in the Lease effective NOVEMBER 1, 1999 to DATA SALES CO., INC. the "Assignee". This is to notify you of the assignment and to authorize you to send all Monthly Rent payments commencing with that payment due (date of first payment assigned) to:

                              DATA SALES CO., INC.
                          3450 WEST BURNSVILLE PARKWAY
                              BURNSVILLE, MN 55337

The Assignee shall perform all duties and obligations of Lessor under the Lease and shall have the right as of the date of assignment to direct that remittances be made to a different address or a new assignee.

All future invoices, including those for sales or use taxes, will be received from Insight Investments, Corp. or its Assignee.

In addition, this letter will confirm that the leased equipment has been installed and accepted. The Lease is for a period of 36 months. Rental payments commenced SEPTEMBER 1, 1999 and will end AUGUST 31, 2002. As of the date of the assignment, there will be 34 remaining monthly payments of $5,744.00 each commencing NOVEMBER 1, 1999 and ending AUGUST 1, 2002.

Please sign the original and a copy of this letter indicating that: (i) the Lessee will be bound by the Lease, the Schedule and this Notice of Assignment
(ii) Lessee has received no notice of any other assignments of or claims relating to the Schedule and has no reason to refuse to make payments of rent or other proceeds due under the Lease (iii) the Lease and Schedule as executed are binding and legally enforceable against the Lessee in accordance with their terms; (iv) no defaults exists on the part of the Lessee; and (v) the Lessee will make payments without any setoffs or deductions whatsoever arising out of any claims Lessee may have against Lessor, it being understood that the Lessee retains the right to assert any such claim in a separate action against Lessor.


LESSOR                                         LESSEE

INSIGHT INVESTMENTS, CORP.                     HOMESTEAD TECHNOLOGIES, INC.

By:                                            By:      /s/ JUSTIN SHELBY KITCH
    ----------------------------                   -----------------------------

Name:                                          Name:    JUSTIN SHELBY KITCH
      --------------------------                     ---------------------------

Title:                                         Title:   CEO & PRESIDENT
       -------------------------                      --------------------------

Date:                                          Date:    9/27/99
      --------------------------                     ---------------------------

                      SCHEDULE NO. 3, DATED AUGUST 4, 1999
      INCORPORATING BY REFERENCE MASTER LEASE NO. 6400 DATED APRIL 7, 1999
                 BETWEEN INSIGHT INVESTMENTS, CORP., AS LESSOR,
                   AND HOMESTEAD TECHNOLOGIES INC., AS LESSEE.


LESSEE HEREBY LEASES THE DESCRIBED EQUIPMENT FROM LESSOR, AND LESSOR BY ACCEPTANCE OF THIS LEASE, AGREES TO LEASE THE EQUIPMENT TO LESSEE ON THE TERMS AND CONDITIONS IN THIS EQUIPMENT SCHEDULE AND THE MASTER LEASE, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS EQUIPMENT SCHEDULE AND THE MASTER LEASE CONSTITUTE THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE AS TO THE LEASE OF THE EQUIPMENT.

1.      EQUIPMENT DESCRIPTION AND LOCATION DESCRIBED ON ATTACHMENT "A"

2.      EQUIPMENT COST:              $319,809.35

3.      MONTHLY RENT:                $11,033.42/month

4.      INITIAL LEASE TERM:          36 months

5.      COMMENCEMENT DATE:           09/01/1999

6.      END OF TERM OPTION:          Lessee may purchase the equipment for the
                                     then fair market value, return to IIC or continue leasing. Each equipment schedule purchased or renewed must be done so on an all or nothing basis. Provided all monies due and payable IIC, or its assigns has been received, IIC will finance the buyout of the equipment at the then current market rate.

7.       Other:

         Lessee hereby authorizes Lessor to insert and/or revise serial numbers and other information relevant to the proper identification and/or description of the Equipment subsequent to Lessee's execution of this Equipment Schedule and any Attachment A thereto.

LESSOR: INSIGHT INVESTMENTS, CORP.          LESSEE: HOMESTEAD TECHNOLOGIES INC.



By:                                         By:    /s/ Justin Shelby Kitch
     ----------------------------                ----------------------------

Name:                                       Name:      JUSTIN SHELBY KITCH
     ----------------------------                ----------------------------

Title:                                      Title:     CEO
     ----------------------------                ----------------------------


     THIS IS COUNTERPART NO. __ OF THREE (3) SERIALLY NUMBERED COUNTERPARTS. To the extent that an Equipment Schedule constitutes chattel paper under the
     Uniform Commercial Code no security interest may be created through the transfer and possession of any counterpart other than counterpart No. 1.

                             ACCEPTANCE CERTIFICATE
                          FOR EQUIPMENT SCHEDULE NO. 3
             TO MASTER LEASE AGREEMENT NO. 6400 DATED APRIL 7, 1999
                  BETWEEN INSIGHT INVESTMENTS, CORP. ("LESSOR")
                   AND HOMESTEAD TECHNOLOGIES INC., ("LESSEE")


LESSEE CERTIFIES THAT THE FOLLOWING EQUIPMENT HAS BEEN DELIVERED TO THE INSTALLATION/LOCATION SITE SPECIFIED IN THE EQUIPMENT SUPPLEMENT, INSPECTED AND FOUND TO BE IN GOOD OPERATING ORDER AND MEETING LESSEE'S ACCEPTANCE CRITERIA, AND UNCONDITIONALLY ACCEPTED UNDER THE LEASE ON THE ACCEPTANCE DATE INSERTED
BELOW:

Quantity        Mfgr        Model/Features        Description        Serial No

SEE ATTACHMENT "A" TO EQUIPMENT SCHEDULE FOR DESCRIPTION



LESSEE HEREBY REPRESENTS TO LESSOR AND ANY ASSIGNEE THAT ON THE ACCEPTANCE DATE:

(i) Lessee's representations and warranties contained in the Lease are true and correct;
(ii)     The Equipment is insured as required by the Lease;
(iii)    No Event of Default has occurred;
(iv) Lessee acknowledges that Lessor acquired the Equipment for this Lease and Lessee is aware of the warranty rights from the manufacturer.
(v) Lessee's financial statements, and the financial statements of any guarantor of Lessee's obligations, given to Lessor represent Lessee's and such guarantor's financial and business conditions as of the dates of such statements, and since such dates there have been no materially adverse changes in Lessee's or such guarantor's financial or business conditions.

ACCEPTANCE DATE: 8/4/99

                                          LESSEE: HOMESTEAD TECHNOLOGIES INC.

                                          By:      /s/ Justin Shelby Kitch
                                             ----------------------------------

                                          Name:    JUSTIN SHELBY KITCH
                                               --------------------------------

                                          Title:   CEO
                                                -------------------------------


     THIS IS COUNTERPART NO. __ OF THREE (3) SERIALLY NUMBERED COUNTERPARTS.
 To the extent that this Acceptance Certificate constitutes chattel paper under the Uniform Commercial Code, no security interest may be created through the transfer and possession of any counterpart other than counterpart No. 1

                            NOTICE OF ASSIGNMENT AND
                            LESSEE'S ACKNOWLEDGEMENT

To:      Homestead Technologies Inc.
         3475H Edison Way
         Menlo Park, CA 94025

Please be advised that Insight Investments Corporation ("Lessor") has assigned to Charter Financial, Inc. all rights of Lessor in the equipment schedules listed below ("the Schedules") to the Lease No. 6400 between you and Lessor dated, April 7, 1999 ("the Lease"), including all rights to receive the lease payments listed below payable by you commencing with the first payment referenced below and continuing up to and including the last payment referenced below and all other sums which may become due and payable from you to Lessor under the Schedule.

  SCHEDULE       PAYMENT        NO. OF MONTHS     FIRST PAYMENT/LAST PAYMENT
  --------       -------        -------------     --------------------------
       3         $11,033.42         34            October 1, 1999/July 31, 2002

Except as otherwise directed by the Charter Financial, Inc., please pay any and all rents including the interim rent and any other amounts payable by you under the Schedule directly to the address listed below:

                             CHARTER FINANCIAL, INC.
                                 P.O. BOX 11509
                              CHURCH STREET STATION
                            NEW YORK, NY, 10286-1509

Please acknowledge this assignment on the following page.



                                    INSIGHT INVESTMENTS, CORP.
                                    --------------------------
                                    (Lessor)

                                    By:      /s/ John Ford
                                            ------------------------------

                                    Title:   JOHN FORD PRESIDENT
                                            ------------------------------

                       SCHEDULE NO. 4, DATED JULY 29, 1999
      INCORPORATING BY REFERENCE MASTER LEASE NO. 6400 DATED APRIL 7, 1999
                 BETWEEN INSIGHT INVESTMENTS, CORP., AS LESSOR,
                   AND HOMESTEAD TECHNOLOGIES INC., AS LESSEE.


LESSEE HEREBY LEASES THE DESCRIBED EQUIPMENT FROM LESSOR, AND LESSOR BY ACCEPTANCE OF THIS LEASE, AGREES TO LEASE THE EQUIPMENT TO LESSEE ON THE TERMS AND CONDITIONS IN THIS EQUIPMENT SCHEDULE AND THE MASTER LEASE, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS EQUIPMENT SCHEDULE AND THE MASTER LEASE CONSTITUTE THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE AS TO THE LEASE OF THE EQUIPMENT.

l.       EQUIPMENT DESCRIPTION AND LOCATION DESCRIBED ON ATTACHMENT "A"

2.       EQUIPMENT COST:            $87,721.75

3.       MONTHLY RENT:              $3,026.40/month

4.       INITIAL LEASE TERM:        36 months

5.       COMMENCEMENT DATE:         09/01/1999

6.       PURCHASE OPTION:           Lessee may purchase the equipment for the
                                    then fair market value, return to IIC or continue leasing. Each equipment schedule purchased or renewed must be done so on an all or nothing basis. Provided all monies due and payable IIC, or its assigns has been received, IIC will finance the buyout of the equipment at the then current market rate.

7.       Other:

         Lessee hereby authorizes Lessor to insert and/or revise serial numbers and other information relevant to the proper identification and/or description of the Equipment subsequent to Lessee's execution of this Equipment Schedule and any Attachment A thereto.


LESSOR:  INSIGHT INVESTMENTS, CORP.              LESSEE: HOMESTEAD TECHNOLOGIES
                                                 INC.



By:                                              By:     /s/ Justin Shelby Kitch
     ----------------------------                      -------------------------

Name:                                            Name:   JUSTIN SHELBY KITCH
     ----------------------------                      -------------------------

Title:                                           Title:  CEO
     ----------------------------                      -------------------------

     THIS IS COUNTERPART NO. _ OF THREE (3) SERIALLY NUMBERED COUNTERPARTS. To the extent that an Equipment Schedule constitutes chattel paper under the
    Uniform Commercial Code no security interest may be created through the transfer and possession of any counterpart other than counterpart No. 1.

                             ACCEPTANCE CERTIFICATE
                          FOR EQUIPMENT SCHEDULE NO. 4
             TO MASTER LEASE AGREEMENT NO. 6400 DATED APRIL 7, 1999
                  BETWEEN INSIGHT INVESTMENTS, CORP. ("LESSOR")
                   AND HOMESTEAD TECHNOLOGIES INC. ("LESSEE")


LESSEE CERTIFIES THAT THE FOLLOWING EQUIPMENT HAS BEEN DELIVERED TO THE INSTALLATION/LOCATION SITE SPECIFIED IN THE EQUIPMENT SUPPLEMENT, INSPECTED AND FOUND TO BE IN GOOD OPERATING ORDER AND MEETING LESSEE'S ACCEPTANCE CRITERIA, AND UNCONDITIONALLY ACCEPTED UNDER THE LEASE ON THE ACCEPTANCE DATE INSERTED
BELOW:

Quantity        Mfgr        Model/Features        Description        Serial No.

SEE ATTACHMENT "A" TO EQUIPMENT SCHEDULE FOR DESCRIPTION




LESSEE HEREBY REPRESENTS TO LESSOR AND ANY ASSIGNEE THAT ON THE ACCEPTANCE DATE:

(i) Lessee's representations and warranties contained in the Lease are true and correct;
(ii)     The Equipment is insured as required by the Lease;
(iii)    No Event of Default has occurred;
(iv) Lessee acknowledges that Lessor acquired the Equipment for this Lease and Lessee is aware of the warranty rights from the manufacturer.
(v) Lessee's financial statements, and the financial statements of any guarantor of Lessee's obligations, given to Lessor represent Lessee's and such guarantor's financial and business conditions as of the dates of such statements, and since such dates there have been no materially adverse changes in Lessee's or such guarantor's financial or business conditions.

ACCEPTANCE DATE: 8/15/99

                                 LESSEE: HOMESTEAD TECHNOLOGIES INC.

                                 By:      /s/ Justin Shelby Kitch
                                        ----------------------------------

                                 Name:    JUSTIN SHELBY KITCH
                                        ----------------------------------

                                 Title:   CEO
                                        ----------------------------------

     THIS IS COUNTERPART NO. __ OF THREE (3) SERIALLY NUMBERED COUNTERPARTS. To the extent that this Acceptance Certificate constitutes chattel paper under the Uniform Commercial Code, no security interest may be created through the transfer and possession of any counterpart other than counterpart No. 1

                                  BILL OF SALE


For and in consideration of the sum of $ 87,721.75, HOMESTEAD TECHNOLOGIES INC., hereinafter referred to as Seller, sells and conveys to:

                           Insight Investments, Corp.
                             265 S. Anita Dr., #200
                                Orange, CA 92868

all its right, title and interest in and to that certain equipment listed on Invoice No(s). SEE ATTACHED INVOICE LOG, a copy of which is attached hereto, and incorporated herein by reference.

Seller hereby warrants to Buyer that it is the legal owner of said equipment, that there are no encumbrances, UCC-1 filings, or liens on said equipment.

Seller hereby indemnifies Buyer from any and all legal damages or suits which may be brought against Seller or Buyer with regards to the equipment, if in fact at a later date a third party claims interest in and to said equipment and said claim is based on damages incurred by Seller prior to the sale of the equipment.

EQUIPMENT: SEE EQUIPMENT SCHEDULE # 4


SELLER: HOMESTEAD TECHNOLOGIES INC.

BY:   /s/ Justin Shelby Kitch
   ------------------------------
TITLE:    CEO
      ---------------------------
DATE:    8.23.99
     ----------------------------

                              NOTICE OF ASSIGNMENT
                              (ASSIGNMENT OF LEASE)

September 27, 1999


Homestead Technologies Inc.
3475H Edison Way
Menlo Park, CA 94025

Dear Sir or Madam;

Reference is made to Master Lease Agreement No. 6400 dated as of April 7, 1999 (the "Master Lease") and Schedule No. 4 dated July 29, 1999 between Insight Investments, Corp. ("Insight") as Lessor and HOMESTEAD TECHNOLOGIES Inc. as Lessee (the "Schedule"). The Schedule and Master Lease are collectively referred to herein as the "Lease".

Please be advised that Insight has assigned all its right, title and interest in the Lease effective NOVEMBER 1, 1999 to DATA SALES CO., INC. the "Assignee." This is to notify you of the assignment and to authorize you to send all Monthly Rent payments commencing with that payment due (date of first payment assigned) to:

                              DATA SALES CO., INC.
                          3450 WEST BURNSVILLE PARKWAY
                              BURNSVILLE, MN 55337

The Assignee shall perform all duties and obligations of Lessor under the Lease and shall have the right as of the date of assignment to direct that remittances be made to a different address or a new assignee.

All future invoices, including those for sales or use taxes, will be received from Insight Investments, Corp. or its Assignee.

In addition, this letter will confirm that the leased equipment has been installed and accepted. The Lease is for a period of 36 months. Rental payments commenced SEPTEMBER 1, 1999 and will end AUGUST 31, 2002. As of the date of the assignment, there will be 34 remaining monthly payments of $ 3,026.40 each commencing NOVEMBER 1, 1999 and ending AUGUST 1, 2002.

Please sign the original and a copy of this letter indicating that: (i) the Lessee will be bound by the Lease, the Schedule and this Notice of Assignment
(ii) Lessee has received no notice of any other assignments of or claims relating to the Schedule and has no reason to refuse to make payments of rent or other proceeds due under the Lease (iii) the Lease and Schedule as executed are binding and legally enforceable against the Lessee in accordance with their terms; (iv) no defaults exists on the part of the Lessee; and (v) the Lessee will make payments without any setoffs or deductions whatsoever arising out of any claims Lessee may have against Lessor, it being understood that the Lessee retains the right to assert any such claim in a separate action against Lessor.



LESSOR                                   LESSEE
INSIGHT INVESTMENTS, CORP.               HOMESTEAD TECHNOLOGIES INC.

By:                                      By:   /S/ JUSTIN SHELBY KITCH
   -----------------------------            -----------------------------

Name:                                    Name:   JUSTIN SHELBY KITCH
     ---------------------------              ---------------------------

Title:                                   Title:   CEO & PRESIDENT
      --------------------------               --------------------------

Date:                                    Date:   9/27/99
     ---------------------------              ---------------------------


                     SCHEDULE NO. 5, DATED SEPTEMBER 9, 1999
      INCORPORATING BY REFERENCE MASTER LEASE NO. 6400 DATED APRIL 7, 1999
                 BETWEEN INSIGHT INVESTMENTS, CORP., AS LESSOR,
                   AND HOMESTEAD TECHNOLOGIES INC., AS LESSEE.


LESSEE HEREBY LEASES THE DESCRIBED EQUIPMENT FROM LESSOR, AND LESSOR BY ACCEPTANCE OF THIS LEASE, AGREES TO LEASE THE EQUIPMENT TO LESSEE ON THE TERMS AND CONDITIONS IN THIS EQUIPMENT SCHEDULE AND THE MASTER LEASE, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS EQUIPMENT SCHEDULE AND THE MASTER LEASE CONSTITUTE THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE AS TO THE LEASE OF THE EQUIPMENT.


l.       EQUIPMENT DESCRIPTION AND LOCATION DESCRIBED ON ATTACHMENT "A"

2.       EQUIPMENT COST:          $20,053.54

3.       MONTHLY RENT:            $706.68/month

4.       INITIAL LEASE TERM:      36 months

5.       COMMENCEMENT DATE:       10/01/1999

6.       PURCHASE OPTION:         Lessee may purchase the equipment for the then fair market value, return to IIC or continue leasing. Each equipment schedule purchased or renewed must be done so on an all or nothing basis. Provided all monies due and payable IIC, or its assigns has been received, IIC will finance the buyout of the equipment at the then current market rate.

7.       Other:


         Lessee hereby authorizes Lessor to insert and/or revise serial numbers and other information relevant to the proper identification and/or description of the Equipment subsequent to Lessee's execution of this Equipment Schedule and any Attachment A thereto.



LESSOR:  INSIGHT INVESTMENTS CORP.            LESSEE: HOMESTEAD TECHNOLOGIES INC.

By:    /s/ JOHN FORD                          By:      /s/ JUSTIN SHELBY KITCH
   --------------------------------              --------------------------------

Name:   JOHN FORD                             Name:    JUSTIN SHELBY KITCH
     ------------------------------                ------------------------------

Title:    PRESIDENT                           Title:    CEO
      -----------------------------                 -----------------------------


     THIS IS COUNTERPART NO. 3 OF THREE (3) SERIALLY NUMBERED COUNTERPARTS.
  To the extent that an Equipment Schedule constitutes chattel paper under the Uniform Commercial Code, no security interest may be created through the transfer and possession of any counterpart other than counterpart No. 1.

                    NOTICE AND ACKNOWLEDGEMENT OF ASSIGNMENT


This Notice and Acknowledgment of Assignment dated as of OCTOBER 27, 1999, is made by Insight Investments, Corp. ("Lessor") and HOMESTEAD TECHNOLOGIES, INC. ("Lessee") concerning Equipment Schedule No. 5, to Master Lease Agreement No. 6400 dated APRIL 7. 1999 (the "Lease") between Lessor and Lessee.


NOTICE OF ASSIGNMENT: Lessor hereby notifies and directs Lessee that:

A. Lessor has assigned all of its rights and obligations under the Lease to and among LINC Capital, Inc. ("Assignee"), as of DECEMBER 1, 1999, (the "Rent Assignment Date").

B. Until further written notice to the contrary is received by Lessee from Assignee, all lease rentals and any other payments due on and after the Rent Assignment Date under the Lease (the "Monies") shall be paid by the date due directly by Lessee to Assignee at the following address:

                               LINC CAPITAL, INC.
                                  P.O. BOX 1213
                                   DEPT. 15151
                                NEWARK, NJ 07101

ACKNOWLEDGMENT OF ASSIGNMENT: Lessee consents to the assignment hereto by Lessor and will remit and deliver all Monies directly to Assignee at the address set forth above and Lessee acknowledges that:

(i) the initial term of the Lease is 36 months, commencing on OCTOBER 1, 1999 and ending on SEPTEMBER 30, 2002; (ii) the regular monthly rental is $ 706.68, exclusive of applicable taxes and shall be due and payable on the 1ST day of each month during the term beginning with any payments due as of the commencement date set forth in the Lease. Lessor has collected the last month's rent and all rent payable prior to the rent assignment date and there are 33 consecutive monthly rentals in the above amount remaining, beginning with the payment due on the Rent Assignment Date; (iii) there are no additional agreements between Lessee and Lessor relating to the equipment ("Equipment") under the Lease; (iv) the Lease is in full force and effect; (v) the Equipment currently is in Lessee's possession and control at the location(s) specified in the Lease; (vi) it will not enter into any agreement amending, modifying or terminating the Lease without the prior written consent of Assignee; and (vii) it has not made with respect to Lessor, nor will it make with respect to Assignee, any claims, offsets, demands or defenses of any kind, nature or description with reference to any of Lessor's obligations under the Lease.

Lessee also acknowledges and agrees that it will deliver copies of all notices and other communications given to or made by Lessee pursuant to the Lease, to Assignee at the following address: LINC CAPITAL, INC., 303 EAST WACKER DRIVE, SUITE 1000, CHICAGO, ILLINOIS 60601 ATTENTION: PORTFOLIO MANAGEMENT.

FURTHER AGREEMENTS: Upon execution of this Notice and Acknowledgment of Lessor and Lessee and acceptance hereof by Assignee, Assignee agrees that in lieu of any covenant of quiet enjoyment that may be given on behalf of Assignee in the Lease, Assignee hereby covenants that so long as Lessee is not in default of any provisions of the Lease and has not breached any of its covenants or representations in this Notice and Acknowledgment, Assignee will not disturb the Lessee's quiet and peaceful possession of the Equipment or its unrestricted use thereof for its intended purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Notice and Acknowledgment of Assignment to be executed by their authorized officers as of the date set forth above.



INSIGHT INVESTMENTS, CORP.              Homestead Technologies, Inc.
(Lessor)                                (Lessee)
By:                                     By:    /s/ JUSTIN SHELBY KITCH
   -----------------------------           -------------------------------

Its:                                    Its:    PRESIDENT
    ----------------------------            ------------------------------


Accepted by:
LINC Capital, Inc.
(Assignee)


By:
   -----------------------------
Its:
    ----------------------------

                     SCHEDULE NO. 6, DATED NOVEMBER 2, 1999
      INCORPORATING BY REFERENCE MASTER LEASE NO. 6400 DATED APRIL 7, 1999
                 BETWEEN INSIGHT INVESTMENTS, CORP., AS LESSOR,
                   AND HOMESTEAD TECHNOLOGIES INC., AS LESSEE.


LESSEE HEREBY LEASES THE DESCRIBED EQUIPMENT FROM LESSOR, AND LESSOR BY ACCEPTANCE OF THIS LEASE, AGREES TO LEASE THE EQUIPMENT TO LESSEE ON THE TERMS AND CONDITIONS IN THIS EQUIPMENT SCHEDULE AND THE MASTER LEASE, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS EQUIPMENT SCHEDULE AND THE MASTER LEASE CONSTITUTE THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE AS TO THE LEASE OF THE EQUIPMENT.


l.       EQUIPMENT DESCRIPTION AND LOCATION DESCRIBED ON ATTACHMENT "A"

2.       EQUIPMENT COST:          $105,970.00

3.       MONTHLY RENT:            $3,812.80/month

4.       INITIAL LEASE TERM:      36 months

5.       COMMENCEMENT DATE:       11/01/1999

6.       PURCHASE OPTION:         Lessee may purchase the equipment for the then fair market value, return to IIC or continue leasing. Each equipment schedule purchased or renewed must be done so on an all or nothing  basis. Provided all monies due and payable IIC, or its assigns has been received, IIC will finance the buyout of the equipment at the then current market rate.

7.       LESSEE'S PO:             091699-001, 090999-0002 and 090799-0001

8.       Other:


         Lessee hereby authorizes Lessor to insert and/or revise serial numbers and other information relevant to the proper identification and/or description of the Equipment subsequent to Lessee's execution of this Equipment Schedule and any Attachment A thereto.


LESSOR:  INSIGHT INVESTMENTS CORP.           LESSEE: HOMESTEAD TECHNOLOGIES INC.
By:    /s/ RICHARD M. HEARD                  By:      /s/ JUSTIN SHELBY KITCH
   ---------------------------------            -------------------------------

Name:    RICHARD M. HEARD                    Name:    JUSTIN SHELBY KITCH
     -------------------------------              -----------------------------

Title:    CFO                                Title:    CEO
      ------------------------------               -----------------------------


     THIS IS COUNTERPART NO. 3 OF THREE (3) SERIALLY NUMBERED COUNTERPARTS.
  To the extent that an Equipment Schedule constitutes chattel paper under the Uniform Commercial Code, no security interest may be created through the transfer and possession of any counterpart other than counterpart No. 1.

                     NOTICE AND ACKNOWLEDGMENT OF ASSIGNMENT


This Notice and Acknowledgment of Assignment dated as of NOVEMBER 2, 1999, is made by Insight Investments, Corp. ("Lessor") and HOMESTEAD TECHNOLOGIES, INC. ("Lessee") concerning Equipment Schedule No. 5, to Master Lease Agreement No. 6400 dated APRIL 7, 1999 (the "Lease") between Lessor and Lessee.

NOTICE OF ASSIGNMENT: Lessor hereby notifies and directs Lessee that:

A. Lessor has assigned all of its rights and obligations under the Lease to and among LINC Capital, Inc. ("Assignee"), as of DECEMBER 1, 1999, (the "Rent Assignment Date").

B. Until further written notice to the contrary is received by Lessee from Assignee, all lease rentals and any other payments due on and after the Rent Assignment Date under the Lease (the "Monies") shall be paid by the date due directly by Lessee to Assignee at the following address:

                               LINC CAPITAL, INC.
                                  P.O. BOX 1213
                                   DEPT. 15151
                                NEWARK, NJ 07101

ACKNOWLEDGMENT OF ASSIGNMENT: Lessee consents to the assignment hereto by Lessor and will remit and deliver all Monies directly to Assignee at the address set forth above and Lessee acknowledges that:

(i) the initial term of the Lease is 36 months, commencing on NOVEMBER 1, 1999 and ending on OCTOBER 3l, 2002 (ii) the regular monthly rental is $ 3,812.80, exclusive of applicable taxes and shall be due and payable on the 1ST day of each month during the term beginning with any payments due as of the commencement date set forth in the Lease. Lessor has collected the last month's rent and all rent payable prior to the rent assignment date and there are 34 consecutive monthly rentals in the above amount remaining, beginning with the payment due on the Rent Assignment Date; (iii) there are no additional agreements between Lessee and Lessor relating to the equipment ("Equipment") under the Lease; (iv) the Lease is in full force and effect; (v) the Equipment currently is in Lessee's possession and control at the location(s) specified in the Lease; (vi) it will not enter into any agreement amending, modifying or terminating the Lease without the prior written consent of Assignee; and (vii) it has not made with respect to Lessor, nor will it make with respect to Assignee, any claims, offsets, demands or defenses of any kind, nature or description with reference to any of Lessor's obligations under the Lease.

Lessee also acknowledges and agrees that it will deliver copies of all notices and other communications given to or made by Lessee pursuant to the Lease, to Assignee at the following address: LINC CAPITAL, INC., 303 EAST WACKER DRIVE, SUITE 1000, CHICAGO, ILLINOIS 60601 ATTENTION: PORTFOLIO MANAGEMENT.

FURTHER AGREEMENTS: Upon execution of this Notice and Acknowledgment of Lessor and Lessee and acceptance hereof by Assignee, Assignee agrees that in lieu of any covenant of quiet enjoyment that may be given on behalf of Assignee in the Lease, Assignee hereby covenants that so long as Lessee is not in default of any provisions of the Lease and has not breached any of its covenants or representations in this Notice and Acknowledgment. Assignee will not disturb the Lessee's quiet and peaceful possession of the Equipment or its unrestricted use thereof for its intended purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Notice and Acknowledgment of Assignment to be executed by their authorized officers as of the date set forth above.



INSIGHT INVESTMENTS, CORP.             Homestead Technologies, Inc.
(Lessor)                               (Lessee)
By:                                    By:    /s/ JUSTIN SHELBY KITCH
   ----------------------------           ---------------------------------

Its:                                   Its:    CEO
    ---------------------------            --------------------------------


Accepted by:
LINC Capital, Inc.
(Assignee)

By:
   ----------------------------
Its:
    ---------------------------